Nuveen Multi-Asset Income Fund

Ticker

Class A–NMKAX

Class C–NMKCX

Class R6–NMKRX

Class I–NMKIX

30 November

2018

as supplemented 29 March 2019

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.nuveen.com/prospectus. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus, reports to shareholders and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated November 30, 2018, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The principal investment objective of the Fund is current income. The Fund has a secondary objective of capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 35 of the Fund’s prospectus and “Purchase and Redemption of Fund Shares” on page S-76 of the Fund’s statement of additional information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

The tables and example below do not reflect any commissions that shareholders may be required to pay directly to their financial intermediaries when buying or selling Class I shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R6	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Class I
Management Fees	0.56%	0.56%	0.56%	0.56%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	3.44%	3.24%	3.24%	3.25%
Acquired Fund Fees and Expenses	0.36%	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses	4.61%	5.16%	4.16%	4.17%
Fee Waivers and/or Expense Reimbursements[3]	(3.69)%	(3.49)%	(3.50)%	(3.50)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.92%	1.67%	0.66%	0.67%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2

Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Summary Prospectus

3

The Fund’s investment adviser has agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares may be less than the expense limitation. This expense limitation will not be terminated prior to July 31, 2020 without the approval of the Board of Trustees of the Fund. In addition to the foregoing waiver, the Fund’s investment adviser also has agreed to reimburse the Fund for that portion of acquired fund fees and expenses that is attributable to the indirect management fees incurred through the Fund’s investments in Affiliated Underlying Funds. The amount of this reimbursement will fluctuate depending on the Fund’s daily allocations to Affiliated Underlying Funds. This reimbursement is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees of the Fund.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, that the fee waivers currently in place are not renewed beyond July 31, 2020 and that the Fund is reimbursed for the indirect management fees of the Affiliated Underlying Funds indefinitely. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class R6	Class I
1 Year	$663	$170	$67	$68
3 Years	$1,345	$1,012	$713	$716
5 Years	$2,283	$2,098	$1,624	$1,628
10 Years	$4,659	$4,798	$3,968	$3,977

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio), except that it does not pay transaction costs for buying and selling shares of the underlying funds. An underlying fund also pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing in a broad range of debt securities, equity securities and other types of investments, as described below. The Fund may invest in the securities and other investments described herein either directly, or indirectly through investments in other mutual funds, exchange-traded funds (“ETFs”) and closed-end investment companies (“underlying funds”). The underlying funds will include mutual funds managed by the Fund’s investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), and by Teachers Advisors, LLC, an affiliate of the Adviser (the “Affiliated Underlying Funds”). Both the Adviser and Teachers Advisors, LLC are indirect wholly owned subsidiaries of Teachers Insurance and Annuity Association of America. The underlying funds also may include mutual funds, ETFs and closed-end funds managed by unaffiliated investment advisers. To the extent the Fund invests in Affiliated Underlying Funds to gain certain exposures, the Fund may be characterized as a fund of funds. Direct investments by the Fund will be made by the Fund’s Managers (named below) pursuant to the Managers’ various investment strategies. Each of the Managers is an affiliate of the Adviser.

The Fund is not required to allocate its investments among asset classes in any fixed proportion, except that the Fund may not invest more than 70% of its net assets in equity securities (which include, for this purpose, underlying funds that invest at least 80% of their net assets in equity securities). The relative proportions of the Fund’s investments allocated to each asset class or strategy may change over time based upon market and economic conditions. There are no restrictions on where the Fund may invest geographically (including emerging markets) or on the amount of the Fund’s assets that can be invested in either U.S. or foreign securities. The Fund may invest in securities denominated in U.S. dollars or local foreign currencies.

The fixed-income instruments in which the Fund may invest include debt securities of the U.S. government and other governments throughout the world (including emerging markets) as well as their agencies and instrumentalities and government-sponsored enterprises; domestic and foreign corporate debt obligations; residential and commercial mortgage-backed securities; asset-backed securities; fixed and floating rate loans, including senior loans and secured and unsecured junior loans; debt obligations of master limited partnerships (MLPs); municipal securities; certain hybrid preferred securities; and contingent capital securities. The Fund may invest in debt securities of any rating (including below-investment-grade debt securities, commonly known as “high yield” or “junk” bonds) and in debt securities that are unrated. There is no limitation on the maturities or duration of the instruments in which the Fund may invest. Duration is a measure used to estimate how much the value of a debt security will change with a given change in interest rates.

The equity securities in which the Fund may invest include those of issuers of any market capitalization located throughout the world (including the U.S. and emerging markets) and across various investment styles (e.g., growth- or value-oriented styles). These securities may include domestic common stocks; ordinary shares of

non-U.S. companies; depositary receipts; traditional and certain hybrid preferred securities; convertible securities; MLPs and other partnership interests; and real estate investment trusts (REITs). The Fund intends to focus on dividend paying equity securities, although it may also invest in non-dividend paying equity securities in seeking to meet its objective of capital appreciation.

The Fund may utilize derivatives and may obtain exposure to derivatives through underlying funds. Derivatives utilized by the Fund include options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; swap agreements; options on swap agreements; foreign currency contracts; and options on foreign currencies. These derivatives may be used in an attempt to manage market risk, currency risk, credit risk or yield curve risk; to manage the effective maturity or duration of securities in the Fund’s or underlying fund’s portfolio; or for speculative purposes in an effort to increase yield or enhance returns. The use of a derivative is speculative if a fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When a fund utilizes a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

The Fund may invest in underlying funds that sell securities short, and that may use the proceeds of the short sales to purchase additional portfolio securities. The Fund will not engage directly in short sales of securities.

The Fund may employ an option writing strategy that seeks to produce option premiums for the purpose of enhancing the Fund’s total returns over time. This option writing strategy will consist of selling index call options, call options on custom baskets of securities and covered call options on individual securities. In addition to writing call options, the Fund may utilize call spreads. A call spread involves the sale and corresponding purchase of call options on the same underlying security, index or instrument.

The Fund may invest in money market instruments and short-term, highly-rated fixed income securities, including money market mutual funds, for cash management or temporary defensive purposes.

The Solutions Team at Nuveen Asset Management, LLC (the “Solutions Team”) is responsible for allocating the Fund’s assets among underlying funds and the affiliated sub-advisers named below (including other investment teams within Nuveen Asset Management, LLC) (the “Managers”), each of which will directly invest, and be responsible for the day-to-day management of, that portion of the Fund’s assets that is allocated to it. The Solutions Team makes these allocations based on a variety of factors including its estimates of asset class returns, an analysis of the risk and return characteristics of various asset class mixes, its current view on valuations, as well as current market, economic and industry factors and the relative value of the U.S. dollar compared to other currencies. The Solutions Team may change its emphasis on an asset class, investment strategy or security type at any time based on its evaluation of those factors and market opportunities and may determine not to allocate any assets to a particular asset class, investment strategy, or security type. In addition, the Solutions Team may determine that, rather than allocating Fund assets to a Manager, it is more efficient to obtain exposure through an investment in an Affiliated Underlying Fund managed by that Manager. For a brief discussion of the Managers’ strategies, see “How We Manage Your Money—Who Manages the Fund” in the statutory prospectus. As a result, there may not be any Fund assets allocated to one or more of the Managers at any point in time.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Active Management Risk—The Fund’s Managers actively manage the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Managers may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Allocation Risk—The Fund’s ability to achieve its investment objectives depends upon the Solution Team’s skill in determining the Fund’s allocation to different Managers and underlying funds. There is the risk that the Solution Team’s evaluations and assumptions used in making such allocations may be incorrect and cause the Fund’s shares to lose value or underperform other funds with similar investment objectives or strategies.

Bond Market Liquidity Risk—Dealer inventories of bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those bonds, are at or near historic lows in relation to market size. This reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests directly or indirectly, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of bonds, which may further decrease the Fund’s or underlying fund’s ability to buy or sell bonds. As a result of this decreased liquidity, the Fund, or an underlying fund, may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund or an underlying fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices and hurt performance.

Call Risk—If, during periods of falling interest rates, an issuer calls higher-yielding debt instruments held by the Fund or an underlying fund, the Fund or underlying fund may have to reinvest in securities with lower yields, which may adversely impact the Fund’s performance.

Call Option Risk—The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of its portfolio.

Contingent Capital Security Risk—Contingent capital securities (sometimes referred to as “CoCos”) have loss absorption mechanisms benefitting the issuer built into their terms. Upon the occurrence of a specified trigger or event, CoCos may be subject to automatic conversion into the issuer’s common stock, which likely will have declined in value and which will be subordinate to the issuer’s other classes of securities, or to an automatic write-down of the principal amount of the securities, potentially to zero, which could result in the Fund losing a portion or all of its investment in such securities. CoCos are often rated below investment grade and are subject to the risks of high yield securities.

Convertible Security Risk—The values of convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

Credit Risk—Credit risk is the risk that an issuer or other obligated party of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of an underlying fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, and gains and losses realized on the sale of such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s non-U.S. dollar denominated investments.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund or an underlying fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

Equity Security Risk—Equity securities held by the Fund or the underlying funds may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. The Fund may, from time to time, have a greater exposure to higher dividend-yield sectors and industries than the broad equity market which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. In addition, the underlying funds may invest a significant portion of their assets in companies in one or more related sectors or industries.

ETF Risk—An ETF is subject to the risks of the underlying securities that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests. Moreover, ETF shares may trade at a premium or discount to their net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) market makers or authorized participants may decide to reduce their role or step away from these activities in times of market stress, (iii) trading of its shares may be halted by the exchange, and (iv) its shares may be delisted from the exchange.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund and the underlying funds. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund or an underlying fund experiences defaults on debt securities it holds.

Index Call Option Risk—Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the possibility that the current period of historically low rates may be ending and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases.

Loan Risk—The lack of an active trading market for certain loans may impair the ability of the Fund or an underlying fund to realize full value in the event of the need to sell a loan and may make it difficult to value such loans. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. As a result of these extended settlement periods, the Fund or an underlying fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs, including satisfying redemption requests. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. Interests in loans made to finance highly leveraged companies or transactions such as corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Additionally, loans may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections of the securities laws. Because junior loans have a lower place in an issuer’s capital structure and may be unsecured, junior loans involve a higher degree of overall risk than senior loans of the issuer.

Master Limited Partnership Risk—An investment in an MLP exposes the Fund to the legal and tax risks associated with investing in partnerships. MLPs may have limited financial resources, their securities may be relatively illiquid, and they may be subject to more erratic price movements because of the underlying assets they hold.

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support.

Multi-Manager Risk—The interplay of the various strategies employed by the Managers may result in the Fund holding a significant amount of certain types of securities. This may be beneficial or detrimental to the Fund’s performance depending upon the performance of those securities and the overall economic environment. The Managers may make investment decisions which conflict with each other; for example, at any particular time, one Manager may be purchasing shares of an issuer whose shares are being sold by another Manager. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result. In addition, the multi-manager approach could increase the Fund’s portfolio turnover rate which may result in higher transaction costs and higher taxes.

Municipal Securities Risk—The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s Managers than funds that invest in stock or other corporate investments.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries as such countries may have a higher degree of economic instability, unsettled securities laws and inconsistent regulatory systems.

Preferred Security Risk—Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having floating interest rates or dividends, which may result in a decline in value in a falling interest rate environment, having limited liquidity, changing or unfavorable tax treatments and possibly being issued by companies in heavily regulated industries.

Real Estate Investment Risk—The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past that may continue to occur in the future. Also, the value of a REIT can be hurt by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of the REIT. By investing in REITs through the Fund, you bear both your proportionate share of Fund expenses and, indirectly, the expenses of the REITs in which the Fund invests.

Short Sales Risk—Short sales involve the sale of a security an underlying fund has borrowed, with the expectation that the security will underperform the market. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. To the extent the Fund invests the proceeds received from selling securities short in additional portfolio securities, the Fund is engaging in a form of leverage. The use of leverage may increase the Fund’s exposure to long positions and make any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. The use of short sales may also cause an underlying fund to have higher expenses than other funds.

Small- and Mid-Cap Stock Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Sovereign Debt Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. This may be due to, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Underlying Funds Risk—When the Fund invests in underlying funds, you bear both your proportionate share of Fund expenses and, indirectly, the expenses of the underlying funds. Furthermore, the Fund is exposed to the risks to which the underlying funds may be subject and the ability of the Fund to achieve its investment objectives is directly related to the ability of the underlying funds to meet their investment goals.

Unrated Security Risk—Unrated securities determined by the Fund’s Managers to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers than rated securities or issuers.

U.S. Government Securities Risk—U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Valuation Risk—The debt securities in which the Fund and the underlying funds invest typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund or an underlying fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the Fund’s performance for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2018 was 1.79%. The performance of the other share classes will differ due to their different expense structures.

During the one-year period ended December 31, 2017, the Fund’s highest and lowest quarterly returns were 3.04% and 2.31%, respectively, for the quarters ended March 31, 2017 and June 30, 2017.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2017
	Inception Date	1 Year	Since Inception
Class A (return before taxes)	9/26/16	4.21%	3.37%
Class A (return after taxes on distributions)		3.01%	2.05%
Class A (return after taxes on distributions and sale of Fund shares)		2.75%	2.15%
Class C (return before taxes)	9/26/16	9.76%	7.51%
Class R6 (return before taxes)	9/26/16	10.88%	8.60%
Class I (return before taxes)	9/26/16	10.88%	8.60%
Bloomberg Barclays U.S. Universal Index[1] (reflects no deduction for fees, expenses or taxes)		4.09%	1.08%
Lipper Flexible Portfolio Funds Category Average[2] (reflects no deduction for taxes or sales loads)		12.73%	10.59%
1

Represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index and the non-ERISA eligible portion of the CMBS Index.

2	Represents the average annualized return for all reporting funds in the Lipper Flexible Portfolio Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Managers

Nuveen Asset Management, LLC

NWQ Investment Management Company, LLC

Santa Barbara Asset Management, LLC

Symphony Asset Management, LLC

Winslow Capital Management, LLC

Symphony Asset Management, LLC and Winslow Capital Management, LLC currently have not been allocated any portion of the Fund’s assets to manage.

Portfolio Managers

Anurag Dugar, Managing Director on the Solutions Team at Nuveen Asset Management, LLC (“Nuveen Asset Management”), has managed the Fund since 2017.

Nathan Shetty, CFA, Managing Director on the Solutions Team, has managed the Fund since September 2018.

Thomas J. Ray, CFA, Managing Director, Co-Head of Fixed Income and Portfolio Manager/Analyst at NWQ Investment Management Company, LLC (“NWQ”), and James T. Stephenson, CFA, Managing Director, Portfolio Manager and Equity Analyst at NWQ, have managed the portion of the Fund’s assets allocated to NWQ’s Global Equity Income Strategy since 2016.

Peter L. Boardman, Managing Director, Portfolio Manager and Equity Analyst at NWQ, has managed the portion of the Fund’s assets allocated to NWQ’s International Value Strategy since 2016. Mr. Stephenson also serves as co-portfolio manager for the assets allocated to NWQ’s International Value Strategy since February 2018.

James R. Boothe, CFA, Portfolio Manager at Santa Barbara Asset Management, LLC (“Santa Barbara”), has managed the portion of the Fund’s assets allocated to Santa Barbara’s Dividend Growth and International Dividend Growth Strategies since 2016.

David A. Chalupnik, CFA, Managing Director at Nuveen Asset Management, and Evan F. Staples, CFA, Senior Vice President at Nuveen Asset Management, manage the portion of the Fund’s assets allocated to Nuveen Asset Management’s Dividend Value Strategy. Mr. Chalupnik has managed these assets since 2016 and Mr. Staples has managed these assets since March 2019.

David A. Friar, Senior Vice President at Nuveen Asset Management, has managed the Fund’s option writing strategy since 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day through a financial advisor or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R6	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs.

•  No minimum for retirement plans.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$1 million for all accounts except:

• $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

•  No minimum for certain qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MPM-MUAIF1-0319P